Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender 4.375% Convertible Senior Notes due 2028
CUSIP No. 144577AA1
ISIN No. US144577AA15
of
CARRIZO OIL AND GAS, INC.
Pursuant to its Offer to Purchase
Dated October 25, 2010

THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 23, 2010, UNLESS THE TENDER OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERED CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE

The Depositary for the Tender Offer is:
WELLS FARGO BANK, N.A.

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Services Northstar East Building - 12th Floor 608 Second Avenue South Minneapolis, MN 55402

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Offer to Purchase, dated October 25, 2010 (the “Offer to Purchase”).

You should use this Letter of Transmittal if you are tendering convertible notes by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase under “The Tender Offer — Procedures for Tendering Convertible Notes,” unless you are tendering convertible notes through the DTC’s Automated Tender Offer Program (“ATOP”). You do not need to complete this Letter of Transmittal if you are tendering convertible notes through ATOP.

If you wish to tender your convertible notes using this Letter of Transmittal, you must complete the table below entitled “Method of Delivery” and complete the table below entitled “Description of Convertible Notes Tendered” and sign in the appropriate box below.

The tender offer is not being made to (nor will tenders of convertible notes be accepted from or on behalf of) noteholders in any jurisdiction where it would be illegal to do so. However, Carrizo Oil & Gas, Inc. (“Carrizo” or “the Company”) may, at its discretion, take any actions necessary for Carrizo to make the tender offer to noteholders in any jurisdiction in compliance with applicable law.

A properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal must be delivered to the Depositary and not to Carrizo or to D. F. King & Co., Inc., the Information Agent for the tender offer. Any documents delivered to Carrizo or the Information Agent will not be forwarded to the Depositary and will not be deemed to be properly tendered. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

There are no guaranteed delivery provisions applicable to the tender offer under the terms of the Offer to Purchase or this Letter of Transmittal. If you wish to tender your convertible notes, you must do so in accordance with the procedures set forth in this Letter of Transmittal and allow sufficient time for the necessary tender procedures to be completed prior to the Expiration Date.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

DESCRIPTION OF CONVERTIBLE NOTES TENDERED
Name(s) and Address(es) of Noteholder(s)	Principal Amount of Convertible
(Please fill in, if Blank)	Notes Tendered

CUSIP No. 144577AA1
ISIN No. US144577AA15 $

Must be tendered in integral multiples of $1,000.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear as a DTC participant on a security position listing. The principal amount of convertible notes that the undersigned wishes to tender should be set forth in the appropriate boxes above.

If you do not wish to tender your convertible notes, you do not need to return this Letter of Transmittal or take any further action.

NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE INFORMATION AGENT, THE DEPOSITARY OR THEIR RESPECTIVE AFFILIATES MAKES ANY RECOMMENDATION TO ANY NOTEHOLDER AS TO WHETHER TO TENDER ANY CONVERTIBLE NOTES IN CONNECTION WITH THE TENDER OFFER. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE INFORMATION AGENT, THE DEPOSITARY OR THEIR RESPECTIVE AFFILIATES HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE TENDER OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL, AND NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE INFORMATION AGENT, THE DEPOSITARY OR THEIR RESPECTIVE AFFILIATES TAKES ANY RESPONSIBILITY FOR, NOR PROVIDES ANY ASSURANCE AS TO THE RELIABILITY OF, ANY OTHER INFORMATION THAT OTHERS MAY GIVE YOU. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION TO YOU OR GIVES YOU ANY SUCH INFORMATION, YOU MUST NOT RELY ON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Carrizo Oil & Gas, Inc., a Texas corporation (“Carrizo” or “the Company”), the principal amount of convertible notes indicated in the table above titled “Description of Convertible Notes Tendered” under the column heading “Principal Amount of Convertible Notes Tendered” within such table (or, if nothing is indicated in that column, then the entire aggregate principal amount of convertible notes held by the noteholder indicated in such table), pursuant to Carrizo’s offer to purchase up to $300 million aggregate principal amount of convertible notes, at a consideration per $1,000 principal amount of convertible notes indicated in the Offer to Purchase, plus accrued and unpaid interest from the most recent interest payment date to, but not including, the date on which Carrizo accepts tendered convertible notes for payment, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended or supplemented from time to time, constitute the tender offer).

Subject to and effective upon acceptance for payment of, and payment for, the convertible notes tendered herewith, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Carrizo all right, title and interest in and to all the convertible notes tendered thereby, (2) waives any and all other rights with respect to the convertible notes (including, without limitation, the undersigned’s waiver of any existing or past defaults and their consequences in respect of the convertible notes and the indenture governing the convertible notes), (3) releases and discharges Carrizo from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the convertible notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the convertible notes or to participate in any redemption or defeasance of the convertible notes.

The undersigned also irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Carrizo) with respect to such convertible notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1) transfer ownership of such convertible notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to, or upon the order of, Carrizo;

(2) present such convertible notes for transfer on the relevant security register; and

(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such convertible notes (except that the Depository will have no rights to, or control over, funds from Carrizo, except as agent for the undersigned, for the consideration to be paid in exchange for any such convertible notes that are purchased by Carrizo), all in accordance with the terms of the tender offer.

The undersigned further acknowledges and agrees that under no circumstances will interest on the purchase price be paid by Carrizo by reason of any delay on the part of the Depositary in making payment to the holders entitled thereto or any delay in the allocation or crediting of monies received by DTC to participants in DTC or in the allocation or crediting of monies received by participants to beneficial owners and in no event will Carrizo be liable for interest or damages in relation to any delay or failure of payment to be remitted to any noteholder.

The undersigned hereby represents and warrants that the undersigned:

(1) has a “net long position” within the meaning of Rule 14e-4 promulgated under the Securities and Exchange Act of 1934, as amended, in the convertible notes or equivalent securities at least equal to the principal amount of convertible notes being tendered and that the tender of convertible notes complies with Rule 14e-4;

(2) has full power and authority to tender, sell, assign and transfer the convertible notes tendered hereby and that, when the same are accepted for purchase and payment by Carrizo, Carrizo will acquire good title to the tendered convertible notes, free and clear of all security interests, liens, restrictions, charges and encumbrances, and not subject to any adverse claims or rights; and

(3) will, upon request, execute and deliver any additional documents deemed by the Depositary or Carrizo to be necessary or desirable to complete the sale, assignment and transfer of the convertible notes tendered hereby.

The undersigned understands that tenders of convertible notes pursuant to any of the procedures described in the Offer to Purchase under “The Tender Offer — Procedures for Tendering Convertible Notes” and in the instructions to this

Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the tender offer. Carrizo’s acceptance of such convertible notes for payment will constitute a binding agreement between the undersigned and Carrizo upon the terms and subject to the conditions of the tender offer. For purposes of the tender offer, the undersigned understands that Carrizo will be deemed to have accepted for payment (and thereby purchased) convertible notes, that are properly tendered and not withdrawn, only when, as and if Carrizo gives oral or written notice to the Depositary of its acceptance for payment of such convertible notes.

By executing this Letter of Transmittal or transmitting an Agent’s Message (as defined below), the undersigned waives any right to receive any notice of the acceptance for payment of the convertible notes.

Tenders of convertible notes made pursuant to the tender offer may be withdrawn by noteholders at any time prior to the Expiration Date and, if the tendered convertible notes have not previously been accepted for purchase, tenders of convertible notes may be withdrawn after 5:00 p.m., New York City time, on December 22, 2010, which is the 40th business day after the commencement of the tender offer.

Unless otherwise indicated under “Special Payment Instructions,” the check for the purchase price of any convertible notes purchased and any accrued and unpaid interest (less the amount of any federal income or backup withholding tax required to be withheld), will be issued in the name(s) of, and said check will be mailed to, the undersigned at the address shown below the undersigned’s signature(s). Similarly, unless otherwise indicated under “Special Delivery Instructions,” any convertible notes not tendered or not purchased will be returned by credit to the account at DTC designated above. In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, the check for the purchase price of any convertible notes purchased and any accrued and unpaid interest (less the amount of any federal income or backup withholding tax required to be withheld) will be issued and mailed to the person(s) so indicated and any convertible notes not tendered or not purchased will be returned by credit to the DTC account so indicated.

The undersigned recognizes that Carrizo has no obligation, pursuant to the “Special Delivery Instructions,” to transfer any convertible notes from the name of the registered holder(s) thereof, if Carrizo does not accept for payment any of the convertible notes so tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

NOTICE

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Carrizo may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, convertible notes tendered or may not accept for payment the entire principal amount of convertible notes tendered. Convertible notes tendered but not purchased in the tender offer will be credited to the accounts of the tendering noteholders promptly after the expiration of the tender offer.

The undersigned understands that acceptance of the convertible notes by Carrizo for payment will constitute a binding agreement between the undersigned and Carrizo upon the terms and subject to the conditions of this tender offer.

The check for the aggregate purchase price for the convertible notes tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled “Description of Convertible Notes Tendered” above, unless otherwise indicated in the box entitled “Special Payment Instructions” below. Any convertible notes tendered and not purchased will be returned by credit to the account at DTC indicated in the box entitled “Method of Delivery” above, unless otherwise indicated in the box entitled “Special Delivery Instructions” below. The undersigned acknowledges that Carrizo has no obligation, pursuant to the “Special Delivery Instructions,” to transfer any convertible notes from the name of its registered holder(s), or to order the registration or transfer of convertible notes tendered by book-entry transfer if Carrizo does not purchase any of the convertible notes.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 6)

To be completed ONLY if the check for the purchase price of the convertible notes purchased and any accrued and unpaid interest (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of and mailed to someone other than the undersigned.

☐  Issue and mail check to:

Name(s):

(Please Print or Type)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 6)

To be completed ONLY if convertible notes tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at DTC other than that designated in the box entitled “Method of Delivery” above.

☐  Credit convertible notes delivered by book-entry transfer and not purchased to:

Name(s):

(Please Print or Type)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9)

DTC Account Number:

IMPORTANT

NOTEHOLDERS SIGN HERE
(Please complete and return the attached substitute Form W-9 below unless an Agent’s Message is delivered through the facilities of DTC or convertible notes are being tendered through DTC’s ATOP system)

(Must be signed by registered holder(s) exactly as name(s) appear(s) as a DTC participant on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Signature(s) of Noteholder(s)

Name(s)

(Please Print or Type)

Capacity (full title)

Address

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9)

Daytime Area Code and Telephone Number

Dated  , 2010

GUARANTEE OF SIGNATURE(S)
(If required — See Instructions 1 and 4)

Authorized Signature:

Name:
(Please Print or Type)

Title:

Name of Firm:

Address

(Zip Code)

Area Code and Telephone Number:

Dated:  , 2010

Payer’s Name: Wells Fargo Bank, N.A.

Substitute Form W-9 Department of the Treasury Internal Revenue Service		Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual ☐ Corporation ☐ Partnership ☐ Other			☐ Exempt from backup withholding

City, state, and ZIP code

Part I	Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line. The TIN provided must match the name given on the top line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see “What Number to Give the Requester” in the attached Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9. For other entities, it is your employer identification number (EIN). If you do not have a number, see “Obtaining a Number” in the attached Guidelines.

Note. If the account is in more than one name, see “What Number to Give the Requester” in the attached Guidelines for instructions on whose number to enter.			Social Security Number or Employer Identification number

Part II	Certification

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Sign Here	Signature of U.S. Person	►	Date ►

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  No signature guarantee is required if:

(a) this Letter of Transmittal is signed by the registered holder(s) of the convertible notes (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the convertible notes) tendered and the holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

(b) such convertible notes are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution”, as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”).

In all other cases, the signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

2. Delivery of Letter of Transmittal and Convertible Notes.  You should use this Letter of Transmittal if you are tendering convertible notes pursuant to the procedures for book-entry transfer set forth in the Offer to Purchase under “The Tender Offer — Procedures for Tendering Convertible Notes,” and your convertible notes are not held by a custodian and instructions are not being transmitted through ATOP. Confirmation of a book-entry transfer into the Depositary’s account at DTC, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile of the Letter of Transmittal, or an Agent’s Message, and any required signature guarantees and other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). Delivery of this Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Depositary.

Agent’s Message.  The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the book-entry confirmation, stating that DTC has received an express acknowledgment from the participant tendering convertible notes through DTC that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Carrizo may enforce that agreement against that participant.

Guaranteed Delivery.  There are no guaranteed delivery provisions applicable to the tender offer under the terms of the Offer to Purchase or this Letter of Transmittal. Noteholders must tender their convertible notes in accordance with the procedures set forth in the Offer to Purchase and in this Letter of Transmittal.

The method of delivery of all documents, including this Letter of Transmittal and any other required documents, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. Convertible notes will be deemed delivered only when book-entry confirmation is actually received by the Depository. In all cases, sufficient time should be allowed to ensure timely delivery.

3. Denominations of Tenders; Alternative, Conditional or Contingent Tenders.  Convertible notes may only be tendered in integral multiples of $1,000. Carrizo will not accept any alternative, conditional or contingent tenders.

4. Signatures on Letter of Transmittal.

•	Exact Names. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the convertible notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the convertible notes.

•	Joint Holders. If any of the convertible notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

•	Registry in Different Names. If any of the convertible notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different names.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

5. Transfer Taxes.  Except as provided in this Instruction 5, Carrizo will pay any transfer taxes with respect to the sale and transfer of purchased convertible notes to it or its order pursuant to the tender offer. If, however, payment of the purchase price is to be made to, or convertible notes not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s) of the convertible notes, the amount of any transfer taxes (whether imposed on the registered holder(s) of the convertible notes, such other person or otherwise) payable on account of the transfer to such person will be deducted from the payment unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

6. Special Payment and Delivery Instructions.  If the check for the purchase price of any convertible notes purchased, plus accrued and unpaid interest, is to be issued and mailed to a person other than the person(s) signing this Letter of Transmittal, or any convertible notes not tendered or not purchased are to be returned by credit to a DTC account other than the account designated in the box entitled “Method of Delivery,” the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed and, subject to Instruction 1, the signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Carrizo will have no obligation under the Special Delivery Instructions or the Special Payment Instructions unless the noteholder produces satisfactory evidence that applicable transfer taxes have been paid.

7. Taxpayer Identification Number.

U.S. federal income tax laws generally require that a tendering holder provide the Depositary with such holder’s correct Taxpayer Identification Number (“TIN”) on a substitute IRS Form W-9, enclosed, which in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to certain penalties imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Depositary with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the holder or other payee pursuant to the offer to purchase at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may be able to obtain a refund from the IRS.

Certain holders of convertible notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”).

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) that does not otherwise establish an exemption must provide its correct TIN by completing the IRS Form W-9 enclosed, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) such holder is exempt from backup withholding, or (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding. If the convertible notes are in more than one name or are not in the name of the beneficial owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN and check the box in Part 1(b). Note: Writing “Applied For” on the IRS Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Depositary prior to the time the payments are made to the holder, backup withholding may apply to such payments.

A tendering holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN) to avoid backup withholding. In addition, a tendering holder must provide to the appropriate person a validly completed IRS Form W-8BEN (or an appropriate substitute form) to establish eligibility for the portfolio interest exemption. See Offer to Purchase, “Material United States Federal Income Tax Consequences — Non-U.S. Holders — Interest.” The appropriate forms may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

FAILURE TO COMPLETE IRS FORM W-9, THE APPROPRIATE IRS FORM W-8, OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS TO PURCHASE.

8. Irregularities.  All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of convertible notes will be determined by Carrizo in its sole discretion, which determinations shall be final and binding on all parties. Carrizo reserves the absolute right to reject any or all tenders of convertible notes it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Carrizo’s counsel, be unlawful. Carrizo also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of particular convertible notes, and Carrizo’s interpretation of the terms of the tender offer (including these instructions) will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. No tender of convertible notes will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Carrizo shall determine. None of Carrizo, the Dealer Managers, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9. Waiver of Conditions.  The conditions to the tender offer, described in the Offer to Purchase under “The Tender Offer — Conditions to the Tender Offer,” are for the sole benefit of Carrizo. The conditions may be asserted by Carrizo at any time and from time to time prior to the Expiration Date or may be waived by Carrizo in whole or in part at any time and from time to time in its sole discretion before the Expiration Date. The failure of Carrizo at any time to exercise any of its rights pursuant to the tender offer will not be deemed a waiver of any such right or any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

10. Requests for Assistance or Additional Copies.  Any questions or requests for assistance concerning the terms of the tender offer may be directed to the Dealer Managers and any questions or requests for assistance concerning the tender offer or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent, at the address and telephone numbers set forth below.

In order to tender, a noteholder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC’s ATOP system.

This Letter of Transmittal, properly completed and duly executed, together with confirmation of book-entry transfer and all other required documents, must be received before 5:00 p.m., New York City time, on the Expiration Date.

The Information Agent for the Tender Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005

Noteholders, Please Call Toll Free: (800) 347-4750

Banks and Brokers Call: (212) 269-5550

E-mail: carrizo@dfking.com

The Dealer Managers for the Tender Offer are:

Credit Suisse	RBC Capital Markets	Wells Fargo Securities
Credit Suisse Securities (USA) LLC Attn: Liability Management Group Eleven Madison Avenue New York, New York 10010 Collect: (212) 538-2147 U.S. Toll free: (800) 820-1653	RBC Capital Markets Corporation Three World Financial Center 200 Vesey Street, 8th floor New York, New York 10281 Attn: Liability Management Toll-free: +1-877-381-2099 Telephone: +1-212-618-7822	Wells Fargo Securities, LLC 375 Park Avenue New York, New York 10152 Attention: Equity Syndicate Department Toll Free: 800-367-8652

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

WHAT NUMBER TO GIVE THE REQUESTER. — A social security number (SSN) has nine digits separated by two hyphens (i.e. 000-00-0000). An employer identification number (EIN) has nine digits separated by only one hyphen (i.e. 00-0000000). The table will help determine the proper number to give the payer.

For this type of account:		Give the SSN of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
4.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the EIN of:
5.	Disregarded entity not owned by an individual	The owner
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service (“IRS”) encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
(Page 2)

OBTAINING A NUMBER

If you don’t have a taxpayer identification number (TIN), apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. You can get Form SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number. If you do not have an individual taxpayer identification number, use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for one. You can get Form W-7 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester.

Note.  Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code, any IRA where the payor is also a trustee or custodian or a custodial account under Section 403(b)(7) of the Internal Revenue Code if the account satisfies the requirements of Section 401(f)(2) of the Internal Revenue Code.

•	The United States or any of its agencies or instrumentalities.

•	A State, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

Other payees that may be exempt from backup withholding include:

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 of the Internal Revenue Code or described in Section 4947 of the Internal Revenue Code.

If you are exempt, enter your name and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not your are required to file a tax return. Payers must generally withhold 28% (or other rate specified by the Internal Revenue Code) of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

•	Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

•	Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE